SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 5, 2005 (June 28, 2005)

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)
(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On June 28, 2005, a wholly-owned subsidiary of Phoenix Footwear Group Inc. (“Phoenix Footwear” or the “Company”), Chambers Delaware Acquisition Company, purchased substantially all of the assets of Chambers Belt Company (“Chambers Belt”), a leading manufacturer of men’s and women’s belts and accessories, for approximately $21.5 million payable with $19.5 million in cash and shares of the registrant’s common stock valued at $2 million.
     The financial statements of Chambers Belt as of and for the years ended December 31, 2004 and December 31, 2003 and for each of the unaudited three month periods ended March 31, 2005 and March 31, 2004 are filed herewith. The unaudited condensed combined pro forma financial data for the year ended January 1, 2005 filed herewith has been prepared to give effect to the Chambers Belt acquisition and the acquisition of Altama Delta Corporation (“Altama”) acquired July 19, 2004, as if these acquisitions had occurred at the beginning of 2004. The unaudited condensed combined pro forma financial data for the six month period ended July 2, 2005 also filed herewith, has been prepared to give affect to the Chambers Belt acquisition as if the acquisition had occurred at the beginning of 2005.
     The Registrant hereby amends its Report on Form 8-K, filed with the Securities and Exchange Commission on July 5, 2005 to update its report of this transaction and file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

23.1	Consent of Clifton Gunderson LLP

99.1	The following financial statements of Chambers Belt Company, together with the report of Clifton Gunderson, LLP thereon:

Report of Independent Accountants

Balance Sheets as of December 31, 2004 and 2003

Statements of Earnings, Stockholders’ Equity, and Cash Flows for the years ended December 31, 2004 and 2003

Unaudited Balance Sheets as of March 31, 2005 and December 31, 2004

Unaudited Statements of Earnings and Cash Flows for the three month periods ended March 31, 2005 and 2004

99.2	Unaudited condensed combined pro forma financial data for the year ended January 1, 2005 and for the six month period ended July 2, 2005

Consolidated condensed balance sheet as of July 2, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: September 14, 2005	By:	/s/ Kenneth E. Wolf

	Name:	Kenneth E. Wolf
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Clifton Gunderson LLP

99.1	The following financial statements of Chambers Belt Company, together with the report of Clifton Gunderson LLP thereon:

Report of Independent Accountants

Balance Sheets as of December 31, 2004 and 2003

Statements of Earnings, Stockholders' Equity, and Cash Flows for the years ended December 31, 2004 and 2003

Unaudited Balance Sheets as of March 31, 2005 and December 31, 2004

Unaudited Statements of Earnings and Cash Flows for the three month periods ended March 31, 2005 and 2004

99.2	Unaudited condensed combined pro forma financial data for the year ended January 1, 2005 and for the six month period ended July 2, 2005

Consolidated condensed balance sheet as of July 2, 2005